UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a 12

DUESENBERG TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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DUESENBERG TECHNOLOGIES INC. NOTICE OF 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 6, 2022

To the Company’s Shareholders:

Notice is hereby given that the 2022 Annual General Meeting (the “Meeting”) of the shareholders of Duesenberg Technologies Inc., a British Columbia corporation (the “Company”), will be held virtually via teleconference with the originating location of 704-595 Howe Street, Vancouver, British Columbia, Canada on July 6, 2022, commencing at 6:00 p.m. (Pacific Time), for the following purposes:

1.To elect five members of the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified.

2.To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the ensuing fiscal year.

3.To hold an advisory vote to approve the named executive officer compensation.

4.To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on May 10, 2022, are entitled to notice of, and to vote at, the Meeting. Please email bon@stockslaw.com for dial-in information or contact the Company directly.

Shareholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF

DUESENBERG TECHNOLOGIES INC.

/s/ Lim Hun Beng

Lim Hun Beng,

Chief Executive Officer, President and Director

Penang, Malaysia

June 3, 2022

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DUESENBERG TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your proxy will not prevent you from voting your stock at the Meeting if you desire to do so, as your proxy is revocable at your option.

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DUESENBERG TECHNOLOGIES INC.

No 21, Denai Endau 3,Seri

Tanjung Pinang,

Tanjung Tokong, Penang,

10470 Malaysia

PROXY STATEMENT FOR THE 2022 ANNUAL GENERAL MEETING OF THE SHAREHOLDERS TO BE HELD ON JULY 6, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Duesenberg Technologies Inc. (“we”, “us”, “our” and the “Company”) for use at the 2022 Annual General Meeting of the shareholders of the Company (the “Meeting”) to be held on July 6, 2022 at 6:00 p.m. (Pacific Time) at 704-595 Howe Street, Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual General Meeting.

This Proxy Statement, the Notice of Annual General Meeting and the enclosed Form of Proxy are expected to be mailed to the Company’s shareholders on or about June 6, 2022.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General Meeting will be brought before the Meeting.  However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on July 6, 2022.  This Proxy Statement to the shareholders is available at the Company’s records office.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a shareholder of record as at the close of business on May 10, 2022 (the “Record Date”), and are entitled to vote at this Meeting.  This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your shares.

When you sign the proxy card you appoint Lim Hun Beng, Chief Executive Officer of the Company, and Liong Fook Weng, Chief Financial Officer of the Company, as your representatives at the Meeting. As your representatives, they will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only shareholders of the Company of record at the close of business on May 10, 2022 (the “Record Date”), will be entitled to vote at the Meeting.  Shareholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.To elect five members of the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified.

2.To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the ensuing fiscal year.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

You have several voting options. You may vote:

-by signing your proxy card and mailing it to the Company’s legal counsel at the address on the proxy card;

-by signing and e-mailing your proxy card to the Company’s legal counsel for proxy voting to the e-mail address provided on the proxy card;

-by signing and faxing your proxy card to the Company’s legal counsel for proxy voting to the fax address provided on the proxy card; and

-by attending the Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. The Company will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Duesenberg Technologies Inc.

Attention: Lim Hun Beng, Chief Executive Officer

No 21, Denai Endau 3,Seri Tanjung Pinang, Tanjung Tokong, Penang, 10470 Malaysia.

Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting the Company at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

(a)executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b)executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

(c)attending the Meeting in person and:

(i)giving affirmative notice at the Meeting of your intent to revoke your proxy; and

(ii)voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: Duesenberg Technologies Inc., Attention: Lim Hun Beng, Chief Executive Officer, No 21, Denai Endau 3,Seri Tanjung Pinang, Tanjung Tokong, Penang, 10470 Malaysia.  Attendance at the Meeting will not, by itself, revoke a shareholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting a minimum of two shareholders of the Company must be represented in person or represented by proxy.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.  The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Shareholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum.  Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum.  However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Meeting.  A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.  As of the Record Date, there were 43,892,801 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common stock represented at the Meeting in person or by proxy is required to approve the following proposals:

1.To elect five members of the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified.

2.To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the ensuing fiscal year.

3.To hold an advisory vote to approve the named executive officer compensation.

Therefore, the number of votes cast at the Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

Shareholder votes that are conducted on an advisory basis are not binding on the Company’s Board of Directors.  As such, no votes are required to approve executive compensation or to determine the frequency of shareholder advisory votes on executive compensation.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under British Columbia law?

Under the British Columbia Business Corporations Act, the Company’s shareholders are not entitled to appraisal rights in connection with proposals.

When are the shareholder proposals due for the 2023 Annual Meeting?

The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2023 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is February 8, 2023; provided, however, that in the event the Company holds its 2023 annual meeting more than 30 days before or after the one year anniversary date of the Company’s 2022 Annual meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders.  In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any shareholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements.  The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal.  Notices of intention to present proposals for the Company’s next annual meeting should be delivered to Duesenberg Technologies Inc., No 21, Denai Endau 3,Seri Tanjung Pinang, Tanjung Tokong, Penang, 10470 Malaysia, Attention: Lim Hun Beng, Chief Executive Officer.

PROPOSAL NUMBER ONE - ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five directors: Lim Hun Beng, Ong See-Ming, Liong Fook Weng, Chee Wai Hong, and Carl Jürgen Barth.  At the Meeting, shareholders will elect five directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the five nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors intends to nominate the five persons identified as its nominees in this proxy statement.  The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position
Lim Hun Beng	64	Director, Chief Executive Officer and President
Liong Fook Weng	50	Director, Chief Financial Officer, Secretary and Treasurer
Ong See-Ming	62	Director
Chee Wai Hong	48	Director
Carl Jürgen Barth	74	Director

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to the Company or in which any of the Company’s directors have a material interest adverse to the Company.  Set forth below is a brief description of the background and business experience of each director for the past five years:

Lim Hun Beng started his career in his early twenties. His main focus throughout the years has been strategic business and property development in the Asia, more specifically, Malaysia and China. In 1992, Mr. Lim set up a joint-venture company with the local government of the city of Zhuhai, China to develop a 3.6 km2 property, which includes Formula One standard race circuit, a 36-hole golf course, and a mix of residential and commercial buildings. In 2006, Mr. Lim founded Hampshire Group, the Company actively involved in green energy, environmentally-friendly property development and agriculture. In 2010 Mr. Lim took over Linear Group, a Malaysian corporation specializing in manufacturing and operating industrial HVAC projects.

Ong, See-Ming, was born in Singapore but spent his formative years in the U.K. After going to school in London and graduating from Oxford University with a degree in Oriental Studies, Mr. Ong started his banking career in the City of London. Initially, he worked as a portfolio manager, but later relocated back to Singapore and specialized in wealth management. Mr. Ong has held senior positions with Standard Chartered, Barclays and Societe Generale. He now travels extensively throughout South East Asia providing corporate advisory services to start up businesses and holds personal stakes in some of these companies.

Liong Fook Weng, was born in Malaysia and received his master’s degree in Business Administration from the University of Durham, the United Kingdom, he also has his business certificate in hospitality from Michigan State University, USA. Since 1991, Mr. Liong has held many senior management positions in several publicly listed and privately owned companies within the manufacturing, and ecommerce industries. He has more than 20 years experience in managing the companies and contributing to their expansion plans through streamlining their financial strategies or corporate restructuring.

Chee Wai Hong, was born in Malaysia and is currently a practicing Advocate & Solicitor there. Mr. Chee graduated with a law degree from University of London and obtained a Master’s Degree in Business Administration (Finance) from Northern University of Malaysia.  Mr. Chee is also a qualified Chartered Accountant being a Fellow of the Association of Chartered & Certified Accountants (United Kingdom), a member of Malaysian Institute of

Accountants and is a member of the Malaysian Bar.  Mr. Chee practices actively in the area of corporate law and litigation and has extensively advised many publicly listed companies in Malaysia and Singapore.  He has helmed executive and independent directorship positions in several publicly listed companies in Malaysia.

Jürgen Barth, hails from Thum, Saxony, Germany and is a German engineer and successful race car driver.  Mr. Barth won the 1977 24 Hours Le Mans in a Porsche 936, the 1980 1,000 km Nürburgring and the 2014 CER Championship with a Porsche 911 Carrera RSR 3.0.  In 1982 Mr. Barth served as Director of Porsche Customer Racing and headed a new department in Weissach for the manufacture and sale of Porsche Groupe C and 911 race cars.  Mr. Barth served as President of the FIA Sports Car Commission from 1982-1986, is the originator of the OSCAR Organization for Groupe C racing, 1984-1989, is a Permanent Steward of the German DTM Championship, and from 1999 to 2015 was the representative of the Manufactures in the FIA Historic Commission as well as the 2017 Race Director for the LMP3 Series in China, just to list a few of his accolades.  Mr. Barth is also a distinguished author having written over 10 books about Porsche Racing Cars with the most important being “The Porsche Book”, a 3 Volume and 1,550-page set.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding common shares present at the Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) audited the Company’s financial statements for the years ended October 31, 2021 and 2020, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s independent registered public accounting firm for the ensuing fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Meeting. If the shareholders do not ratify the appointment of DMCL, the Audit Committee may reconsider, but will not necessarily change, its selection of DMCL to serve as the Company’s independent registered public accounting firm.

A representative of DMCL is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for fiscal years ended October 31, 2021 and October 31, 2020, for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Audit Fees	$22,943	$17,640
Audit Related Fees	$0	$0
Tax Fees	$3,578	$4,000
All Other Fees	$0	$0
Total	$26,521	$21,640

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding common shares present at the Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE ENSUING FISCAL YEAR.

PROPOSAL NUMBER THREE - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides that the Company’s shareholders vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Company’s named executive officers are identified in the 2021 Summary Compensation Table, and the compensation of the named executive officers is described on page 13. The Company’s executive compensation practices are designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company’s success. The Company is committed to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of shareholders.

The Board of Directors is therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the executive compensation tables and the narrative discussion, is approved.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The shareholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

CORPORATE GOVERNANCE

Director Independence

Our shares of common stock are quoted on OTCQB, which does not have director independence requirements. For the purpose of determining director independence, the Company has adopted the independence requirements of Canadian National Instrument 52-110 - Audit Committees (“NI 52-110”) as the Company is an OTC reporting issuer in the province of British Columbia. NI 52-110 recommends that the Board of Directors of a public company be constituted with a majority of individuals who qualify as “independent” directors. An “independent” director is a director who has no direct or indirect material relationship with us. A material relationship is a relationship, which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Ong See-Ming and Carl Jürgen Barth are considered to be independent directors. Lim Hun Beng, Liong Fook Weng and Chee Wai Hong are not considered independent directors of the Company.

Meetings and Committees of the Board of Directors

During the fiscal year ended October 31, 2021, the Company’s Board of Directors held no meetings and various matters were approved by consent resolution of the entire board and its audit committee had no formal meetings.  All directors are expected to attend the Meeting and their attendance is recorded in the minutes.

Audit Committee

Composition

Our audit committee consists of Lim Hun Beng, the Company’s CEO, President and a director, Liong Fook Weng, the Company’s CFO, Secretary, Treasurer and a director and Ong See-Ming, a director.  None of the members of the Company’s Board of Directors qualify as an “audit committee financial expert”, as defined by Item 407 of Regulation S-K promulgated under the Securities Act and the Exchange Act.

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Two - Ratification of Selection of Independent Registered Public Accounting Firm - Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Board of Directors does not have a compensation committee. The Company believes this is appropriate given its small size and the stage of its development. The Board of Directors conducts reviews with regard to the compensation of the directors and the Chief Executive Officer once a year. To make its recommendations on such compensation, the Board of Directors takes into account the types of compensation and the amounts paid to officers of comparable publicly traded companies

Director Nomination

Nomination Committee

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Company. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Company. As required, directors will recommend suitable candidates for consideration as members of the Board of Directors.

Shareholder Nomination of Directors

Shareholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to the Company’s Corporate Secretary.  A shareholder’s nomination must contain:

-A statement that the writer is a shareholder and is proposing a candidate for consideration by the Board of Directors;

-The name of and contact information for the candidate;

-A statement of the candidate’s business and educational experience;

-Information regarding each of the factors listed above, sufficient to enable the Board of Directors to evaluate the candidate;

-A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

-A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

-A statement of the number of shares of the Company’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

Directorships

None of the Company’s directors or officers are directors of any other reporting issuers.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to shareholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under the British Columbia Business Corporations Act.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Lim Hun Beng, Chief Executive Officer, Duesenberg Technologies Inc., No 21, Denai Endau 3, Seri Tanjung, Pinang, 10470 Tanjung Tokong, Penang, Malaysia and identify themselves as a shareholder.  Mr. Lim will forward all such communication to the Board for a determination as to how to proceed.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid or accrued to our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K during our fiscal years ended October 31, 2021 and 2020.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Lim Hun Beng(1) Director, CEO and President	2021	120,260	nil	nil	nil	nil	nil	28,972	149,232
	2020	120,329	nil	nil	nil	nil	nil	26,256	146,585

Liong Fook Weng(2) CFO, Secretary, Treasurer and Director	2021	96,208	nil	nil	nil	nil	nil	4,222	100,430
	2020	96,263	nil	nil	nil	nil	nil	3,034	99,297

Brendan Norman(3) Chief Strategy Officer	2021	142,500	nil	nil	nil	nil	nil	nil	142,500
	2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Ian Thompson(4) Former Chief Technical Officer	2021	57,823	nil	nil	nil	nil	nil	nil	57,823
	2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Notes:

1.Mr. Lim was appointed as a member of our Board of Directors on July 19, 2016, and President and CEO on December 5, 2017.

2.Mr. Liong was appointed as a member of our Board of Directors, CFO, Corporate Secretary and Treasurer on December 5, 2017.

3.Mr. Norman was appointed as Chief Strategy Officer with Duesenberg Nevada on January 15, 2021.

4.Mr. Thompson was appointed as Chief Technical Officer with Duesenberg Nevada on January 15, 2021. Mr. Thompson resigned from his position on May 11, 2021.

Outstanding Equity Awards at Fiscal Year End

As at October 31, 2021, the Company did not have any outstanding equity awards.

The Company has no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

The Company does not have a compensation committee.

Director Compensation

The following table sets forth the total compensation paid or accrued to our directors during our fiscal years ended October 31, 2021 and 2020

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Ong, See-Ming(1) Director	2021	nil	nil	nil	nil	nil	nil	24,000	24,000
	2020	nil	nil	nil	nil	nil	nil	24,000	24,000

Hong, Chee Wai Director	2021	nil	nil	nil	nil	nil	nil	nil	nil
	2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Barth, Jürgen Carl Director	2021	nil	nil	nil	nil	nil	nil	nil	nil
	2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1)During the year ended October 31, 2021, we accrued $24,000 on account of management fees payable to Mr. Ong for his services.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, the following persons have, during the fiscal year ended October 31, 2020, failed to file, on a timely basis, the reports required by Section 16(a) of the Exchange Act:

Mr. Ong, a member of our Board of Directors, was late filing Forms 4 reflecting the following transactions:

•March 27, 2021: acquisition of 5,000 shares for which Form 4 was filed on March 31, 2021

•April 23, 2021: acquisition of 1,200 shares for which Form 4 was filed on April 29, 2021

•April 26, 2021: acquisition of 8,800 shares for which Form 4 was filed on April 29, 2021

Mr. Lim, a member of our Board of Directors, CEO and President, is a beneficial owner of the shares held in the name of Hampshire Avenue, Hampshire Infotech, Hampshire Capital Limited, and Hampshire Motors Group (collectively, Hampshire Group).

•On March 3, 2021, Mr. Lim filed Forms 4 reflecting the following private transactions:

•December 1, 2020 - sale of 100,000 shares by Hampshire Avenue

•January 18, 2021 - sale of 50,000 shares by Hampshire Avenue

•February 9, 2021 - acquisition of 7,000 shares by Mr. Lim

Mr. Lim did not file Form 4 to reflecting the receipt of 102,804 shares for debt at $0.75/share

•Hampshire Avenue did not file the following transactions:

•March 9, 2021 - receipt of 514,600 shares for debt at $0.75/share

•May 27, 2021 - transfer of 1,329,600 shares to Hampshire Motors Group

•July 20, 2021 - receipt of 62,828 shares for debt at $0.38/share

•August 11, 2021 - transfer of 58,828 shares to Hampshire Motors Group

•August 11, 2021 - sale of 5,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following parties has, during the Company’s last two fiscal years, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company, in which the Company is a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last two completed fiscal years:

(i)Any of the Company’s directors or officers;

(ii)Any person proposed as a nominee for election as a director;

(iii)Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to the Company’s outstanding common shares;

(iv)Any of the Company’s promoters; and

(v)Any relative or spouse of any of the foregoing persons who has the same house as such person.

Hampshire Avenue SDN BHD

We have entered into the following related party transactions with Hampshire Avenue SDN BHD, a parent company of Hampshire Infotech, our direct shareholder, controlled by Mr. Lim:

•During the year ended October 31, 2021, we received $95,150 as proceeds from the loan agreements with Hampshire Avenue SDN BHD. The loans bear interest at 4% per annum, are unsecured and payable on demand. During the same period, our board of directors approved conversion of $410,074 we owed to Hampshire Avenue under the 4% notes payable into 577,428 shares of our common stock, resulting in $115,160 loss on conversion, which was recorded as part of additional paid-in capital.

•During the year ended October 31, 2020, we received $156,740 as proceeds from the loan agreements with Hampshire Avenue SDN BHD. The loans bear interest at 4% per annum, are unsecured and payable on demand. During the same period, we repaid $4,967 under notes payable issued to Hampshire Avenue.

•On October 31, 2019, our board of directors approved conversion of $263,798 we owed to Hampshire Avenue under the 4% notes payable into 1,465,546 shares of our common stock at a deemed price of $0.18 per share. The shares were issued on January 8, 2020

Lim Hun Beng

During the period from November 1, 2019, to April 30, 2020, Mr. Lim was employed by Duesenberg Malaysia, as  of May 1, 2020, the employment agreement was moved to Duesenberg Evolution without any substantial changes being made to the pay rate or other terms of the employment agreement. Under the terms of the employment agreement, we agreed to pay Mr. Lim an annual salary of $120,000, and provide him with a monthly allowance for out-of-pocket expenses of approximately $2,400 (RM10,000); in addition to the salary, we agreed to pay Mr. Lim an annual bonus equivalent to a minimum 100% annual base salary, which bonus will be based on the achievement of certain performance milestones predetermined by the Company’s board of directors. During the year ended October 31, 2021, we expensed $149,232 (2020 - $146,586) in salary and reimbursable expenses with Mr. Lim. During the same period, Mr. Lim agreed to convert $77,103 (2020 - $370,729) the Company owed to him on account of unpaid salary and reimbursable expenses  to 102,804 (2020 - 1,029,803) shares of the Company’s common stock. The Company recorded $22,617 (2020 - $123,576) loss on conversion of debt, which was recorded as part of additional paid-in capital. As at October 31, 2021, we owed Mr. Lim a total of $22,808 (2020 - $39,393) in salary and reimbursable expenses. Subsequent to October 31, 2021, we continue to accrue Mr. Lim’s salary based on the above described employment agreement.

Liong Fook Weng

During the period from November 1, 2019 to April 30, 2020, Mr. Liong was employed by Duesenberg Malaysia, as  of May 1, 2020, the employment agreement was moved to Duesenberg Evolution without any substantial changes being made to the pay rate or other terms of the employment agreement. Under the terms of the employment agreement, we agreed to pay Mr. Liong an annual salary of $96,000 and to reimburse Mr. Liong for all reasonable out-of-pocket expenses; in addition to the salary we agreed to pay Mr. Liong  an annual bonus equivalent to a minimum 100% annual base salary, which bonus will be based on the achievement of certain performance milestones predetermined by the Company’s board of directors. During the year ended October 31, 2021 we expensed $100,430 (2020 - $99,297) in salary and reimbursable expenses with Mr. Liong. During the year ended October 31, 2020 Mr. Liong agreed to convert $252,101 the Company owed to him on account of unpaid salary and reimbursable expenses  to 700,281 shares of the Company’s common stock. The Company recorded $84,034 as loss on conversion of debt, which was recorded as part of additional paid-in capital. As at October 31, 2021, we owed Mr. Liong a total of $83,940 (2020 - $24,145) in salary and reimbursable expenses. Subsequent to October 31, 2021, we continue to accrue Mr. Liong’s salary based on the above described employment agreement.

Ong See-Ming

During the years ended October 31, 2021, and 2020 we incurred $24,000, each, in management fees to Mr. Ong. During the year ended October 31, 2020, Mr. Ong agreed to convert $18,000 the Company owed to him on account of unpaid management fees, into 50,000 common shares of the Company. The Company recorded $6,000 as loss on conversion of debt, which was recorded as part of additional paid-in capital for the year ended October 31, 2020. As at October 31, 2021, we owed Mr. Ong a total of $30,000 (2020 - $6,000) in management fees.

Brendan Norman

On January 15, 2021, Duesenberg Nevada entered into an employment agreement with Mr. Brandan Norman, who has agreed to assume the position of Chief Strategy Officer with Duesenberg Nevada. Under the terms of the employment agreement, we agreed to pay Mr. Norman an annual salary of $180,000 and to reimburse Mr. Norman for all reasonable out-of-pocket expenses; in addition to the salary, we agreed to pay Mr. Norman an annual bonus equivalent to a minimum 100% annual base salary, which bonus will be based on the achievement of certain performance milestones predetermined by the Company’s board of directors. During the year ended October 31, 2021, we expensed $142,500 (2020 - $Nil) in salary and reimbursable expenses with Mr. Norman. As at October 31, 2021, we owed Mr. Norman a total of $75,448 (2020 - $Nil) in  salary and reimbursable expenses. Subsequent to October 31, 2021, we continue to accrue Mr. Norman’s salary based on the above described employment agreement.

Ian Thompson

On January 15, 2021, Duesenberg Nevada entered into an employment agreement with Mr. Ian Thompson, who has agreed to assume the position of Chief Technical Officer with Duesenberg Nevada. Under the terms of the employment agreement, we agreed to pay Mr. Thompson an annual salary of $180,000 and to reimburse Mr. Thompson for all reasonable out-of-pocket expenses; in addition to the salary, we agreed to pay Mr. Thompson an annual bonus equivalent to a minimum 100% annual base salary, which bonus was to be based on the achievement of certain performance milestones predetermined by the Company’s board of directors. Mr. Thompson resigned from his position as CTO of Duesenberg Nevada and terminated his employment on May 11, 2021. During the year ended October 31, 2021, we expensed $57,823 (2020 - $Nil) in salary and reimbursable expenses with Mr. Thompson. During the year ended October 31, 2021, Mr. Thompson agreed to convert $50,322 the Company owed to him on account of unpaid salary, into 209,677 common shares of the Company. The Company recorded $6,290 as loss on conversion of debt, which was recorded as part of additional paid-in capital for the year ended October 31, 2021.

Hampshire Automotive Sdn Bhd.

On May 1, 2021, Duesenberg Malaysia, engaged Hampshire Automotive, a private company of which Mr. Joe Lim is a 33% shareholder, to assist the Company with engineering and drafting of the Duesenberg Heritage vehicles. As part of the services, Hampshire Automotive agreed to convert the existing Duesenberg heritage car and parts the Company acquired into 3D digital drawing, which will then be used to manufacture new vehicles. During the year ended October 31, 2021, the Company accrued to Hampshire Automotive $231,325 for the services, which were recorded as part of research and development fees. As at October 31, 2021, we owed Hampshire Automotive a total of $61,094 (2020 - $Nil) for their services.

Duesey Coffee and Chocolates Sdn Bhd

During the year ended October 31, 2021, we generated $29,094 (2020 - $14,375) in revenue from Duesey Coffee and Chocolates Sdn Bhd (“Duesey Coffee”), of which Mr. Lim is a 50% shareholder. Due to current market uncertainty associated with COVID-19 we provide our services to Duesey Coffee on a month-to-month basis at 10,000 Malaysian Ringgit (approximately USD$2,450). As at October 31, 2021, we had $14,489 receivable from Duesey Coffee (2020 - $Nil)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of May 10, 2022 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Shares(1)
Directors and Officers
Common Shares	LIM HUN BENG 21 Denai Endau 3, Seri Tanjonk Tokong 10470 Georgetown, Penang, Malaysi	25,553,137(2) Direct and Indirect	51.96%

Common Shares	LIONG FOOK WENG No 5, Jalan Girdle, Bukit Tunku 50480 Kuala Lumpur, Malaysia	700,281 Direct	1.42%

Common Shares	ONG SEE-MING 38 Lengkong Tiga, Singapore 417446	1,048,333 Direct	2.13%

Common Shares	CHEE WAI HONG 51-14-A Menara BHL Bank, Jalan Sultan Ahmad Shah Penang Malaysia 10050	1,159,100 Direct	2.36%

Common Shares	BARTH, JÜRGEN CARL Untere Zeilstr 36 Sachsenheim, Germany D74343	120,000 Direct	0.24%

Common Shares	BRENDAN NORMAN No 5, The Residence Mont Kiara Kuala Lumpur Malaysia 50480	Nil	Nil

Common Shares	All Officers and Directors as a Group	28,580,851	58.11%
5% Shareholders
Common Shares	HAMPSHIRE CAPITAL LTD. Kensington Gardens, No. U1317. Lot 7616 Jalan Jumidar Buyong, 87000, Labuan F.T. Malaysia	20,000,000(2) Direct	40.67%

Common Shares	HAMPSHIRE AVENUE SDN. BHD. Kensington Gardens, No. U1317. Lot 7616 Jalan Jumidar Buyong, 87000, Labuan F.T. Malaysia	20,000,000(2) Indirect	40.67%

Common Shares	LIM HUN BENG 21 Denai Endau 3, Seri Tanjonk Tokong 10470 Georgetown, Penang, Malaysia	25,553,137(2) Direct and Indirect	51.96%

Notes:

(1)Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 10, 2022. As of May 10, 2022, there were there were 49,181,145 common shares issued and outstanding.

(2)Mr. Lim is the direct beneficial owner of 1,652,747 shares of our common stock. Hampshire Capital Ltd is the direct beneficial owner of 20,000,000 shares of our common stock. Hampshire Motors Group Ltd. is direct beneficial owner of 1,388,428 shares of our common stock. Hampshire Brands (PTE) Ltd. is direct beneficial owner of 2,511,962 shares of our common stock. Mr. Lim, is director of Hampshire Motors Group and Hampshire Capital Ltd, and 33% shareholder of Hampshire Brands (PTE) Ltd. and therefore is the beneficial owner of our securities held directly by Hampshire Capital, Hampshire Motors, and Hampshire Brands with shared voting and dispositive power over those securities.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

The Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Duesenberg Technologies Inc., No 21, Denai Endau 3, Seri Tanjung, Pinang, 10470 Tanjung Tokong, Penang, Malaysia , Attention: Lim Hun Beng, Chief Executive Officer.  Copies may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF DUESENBERG TECHNOLOGIES INC.

Date: June 3, 2022
/s/ Lim Hun Beng
LIM HUN BENG Chief Executive Officer, President and Director